Exhibit 10.19

UNIVISION COMMUNICATIONS INC.
1999 Avenue of the Stars, Suite 3050
Los Angeles, CA 90067

August 7, 2006

Messrs. Robert V. Cahill and John G. Perenchio
1999 Avenue of the Stars, Suite 3050
Los Angeles, CA 90067

Re:  Resale Registration

Dear Messrs. Cahill and Perenchio:

This letter agreement sets forth the terms of indemnification, contribution and payment of expenses as agreed upon between Univision Communications Inc. (the “Company”) and each of you (collectively, the “Holders”) in connection with the resale distribution of up to 1,804,000 shares of Class A Common Stock (the “Securities”) of the Company by the Holders.

In consideration for the Holders agreeing to an orderly distribution of the Securities through a sale of the Securities pursuant to a registered offering and the Company agreeing to file a registration statement for such resale (as amended and supplemented by any post-effective amendment, the “Registration Statement”), the parties agree as follows:

1.  Indemnification by the Company

The Company agrees to indemnify and hold harmless the Holders from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses (“Loss” or “Losses”) reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Holders may become subject under the Securities Act of 1933 (as amended, the “Securities Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus (as defined below) or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and shall reimburse the Holders for any legal or other expenses incurred by them in connection with investigating or defending any such Loss; provided, however, that the Company shall not be liable to the Holders in any such case only to the extent that any such Loss arises out of or is based upon any alleged untrue statement or alleged omission made in the Registration Statement, Prospectus, preliminary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holders specifically for use therein.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders and shall survive the transfer of the Securities by the Holders.  As used in this letter agreement, “Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.  The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act) to the same extent customarily requested by such Persons in similar circumstances.

2.  Indemnification by the Holders

If the Holders sell the Securities under the Prospectus, then the Holders agree to indemnify and hold harmless the Company, its directors and each officer (other than an officer or director who is a Holder) who signed such Registration Statement and each Person (defined as any corporation, association, trust, partnership, joint venture, organization, business, individual, government or political subdivision thereof or governmental body) who controls the Company (within the meaning of Section 15 of the Securities Act) (each, a “Controlling Person”) under the same circumstances as the foregoing indemnity from the Company to the Holders to the extent, but only to the extent, that such Losses arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Registration Statement,  Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Holders furnished to the Company by the Holders expressly for use therein.  In no event shall the aggregate liability of the Holders exceed the amount of the net proceeds received by the Holders upon the sale of the Securities giving rise to such indemnification obligation.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and shall survive the transfer of the Securities by the Holders.  The Company and the Holders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

3.  Contribution

If the indemnification provided for in Sections 1 or 2 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which Sections 1 or 2 would otherwise apply by its terms (other than by reason of exceptions provided in Sections 1 or 2), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Sections 1 or 2 was available to such party.

4.  Registration Expenses

Except as provided in the next to last sentence of this Section 4, all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger expenses, telephone and delivery expenses, and fees and disbursements of Company counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), shall be borne by the Company.  The Company will also pay its internal expenses, the expense of any annual audit and the fees and expenses of any Person retained by the Company.  In addition, the Company agrees to pay all reasonable fees and disbursements of one counsel to the Holders.  Notwithstanding the foregoing, all underwriting fees and commissions with respect to an underwritten offering, and transfer taxes, if any, shall be borne by the Holder selling Securities in such underwritten offering.

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To express your agreement with the terms discussed herein, please sign this letter agreement, retain a fully executed copy in your file, and return the fully executed original to us.

Very sincerely yours,

UNIVISION COMMUNICATIONS INC.

By:	/s/ C. Douglas Kranwinkle
Name:	C. Douglas Kranwinkle
Title:	Executive Vice President and General Counsel

ACCEPTED AND AGREED, as of the date first above written:

By:	/s/ Robert V. Cahill
Name:	Robert V. Cahill

By:	/s/ John G. Perenchio
Name:	John G. Perenchio